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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 11, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             0-27121                                       35-2208007
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   (Commission File Number)                   (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA            90212
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01        OTHER EVENTS.

         On August 11, 2005, Superior Galleries, Inc. (the "Company"), held a public conference call featuring a presentation by senior management that included a discussion of the Company's financial results as of and for the Company's 2005 fiscal year and fourth quarter ended June 30, 2005. The entire transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein by this reference. In addition, the Company issued a related press release dated August 11, 2005, the full text of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exh. No.    Description
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                  99.1        Press release dated August 11, 2005, titled
                              "Superior Galleries Reports Record Annual and
                              Fourth Quarter Revenues"

                  99.2        Transcript of the August 11, 2005 conference call


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 12, 2005               SUPERIOR GALLERIES, INC.

                                       By: /s/ Paul Biberkraut
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                                           Paul Biberkraut
                                           Chief Financial Officer and Secretary